Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,854,365,265.54
Previously Paid Amount	0.00
Total Fee Amount	2,189,487.84
Total Offset Amount	2,189,487.85
Net Fee	$ 0.00
Final Prospectus	false